
                                                         THIRD QUARTER REPORT



                                                          September 30, 1997




Board of Directors
Enrique R. Arzac(3,4)         Augustine R. Marusi(1,3)
Leigh Carter(1,2)             W. Perry Neff(1,4)
Allan Comrie(1,3)             Douglas G. Ober(1)
Daniel E. Emerson(1,3)        Landon Peters(1,3)
Thomas H. Lenagh(2,4)         John J. Roberts
W.D. MacCallan(2,4)           Robert J.M. Wilson(2,4)

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers
Douglas G. Ober             Chairman and                       Petroleum
                             Chief Executive Officer           & Resources
Richard F. Koloski          President                            Corporation (registered trademark)
Joseph M. Truta             Executive Vice President
Nancy J.F. Prue             Vice President--Research      INVESTING IN RESOURCES
Lawrence L. Hooper, Jr.     Secretary and                     FOR THE FUTURE (registered trademark)
                               General Counsel
Maureen A. Jones            Treasurer
Dana M. Cannon              Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                  ----------
                  Stock Data
                  ----------

Price (9/30/97)                         $40.125
Net Asset Value (9/30/97)               $45.01
Discount:                                10.9%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs

            ---------------------
            Distributions in 1997
            ---------------------

From Investment Income                   $0.52
From Net Realized Gains                   0.08
                                         -----
    Total                                $0.60
                                         =====
         ---------------------------
         1997 Dividend Payment Dates
         ---------------------------
              March 1, 1997
              June 1, 1997
              September 1, 1997
              December 27, 1997*
         *Anticipated

(recycled logo) Printed on Recycled Paper

                             LETTER TO STOCKHOLDERS

We are pleased to submit the financial statements of the Corporation for the nine months ended September 30, 1997, a schedule of investments and a list of principal changes in portfolio securities for the third quarter.

Net assets of the Corporation at September 30, 1997 were $45.01 per common share as compared with $37.09 per common share at December 31, 1996 on the 13,065,819 common shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 23.0%. On March 1, 1997, a distribution of $0.20 per share was paid consisting of $0.08 from 1996 long-term capital gain, $0.01 from 1996 investment income and $0.11 from 1997 investment income, all taxable in 1997. A regular 1997 investment income dividend of $0.20 per share was paid June 1, 1997 and September 1, 1997.

Net investment income for the nine months ended September 30, 1997 amounted to $7,620,370, compared with $7,865,787 for the same period in 1996. These earnings are equal to $0.58 and $0.62 per common share, respectively, on the average number of common shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 1997 amounted to $17,045,869, the equivalent of $1.30 per common share.

On July 10, 1997, the Board of Directors elected Ms. Dana M. Cannon to the position of Assistant Treasurer to succeed Ms. Rose Marie Carlsson, who retired on July 16, 1997 after twenty-four years of much appreciated service.

The Corporation is an internally managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,



/s/ Douglas G. Ober
----------------------------------
Douglas G. Ober,
Chairman and
Chief Executive Officer



/s/ Richard F. Koloski
----------------------------------
Richard F. Koloski,
President

October 17, 1997

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1997
                                  (unaudited)

Assets
Investments* at value:

   Common stocks and convertible securities
      (cost $288,223,107)                                                   $566,593,627
   Short-term investments (cost $21,415,024)                                  21,415,024           $588,008,651
----------------------------------------------------------------------------------------
Cash                                                                                                     98,917
Receivables:
   Investment securities sold                                                                         1,634,045
   Dividends and interest                                                                             1,447,353
Prepaid expenses                                                                                      1,202,410
---------------------------------------------------------------------------------------------------------------
         Total Assets                                                                               592,391,376
---------------------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                                       2,283,642
Open option contracts at value (proceeds $191,831)                                                      106,250
Accrued expenses                                                                                      1,913,319
---------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                            4,303,211
---------------------------------------------------------------------------------------------------------------
         Net Assets                                                                                $588,088,165
===============================================================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,065,819 shares                                     $ 13,065,819
Additional capital surplus                                                                          278,707,997
Undistributed net investment income                                                                     826,143
Undistributed net realized gain on investments                                                       17,032,105
Unrealized appreciation on investments                                                              278,456,101
---------------------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                                     $588,088,165
===============================================================================================================
         Net Asset Value per Share of Common Stock                                                       $45.01
===============================================================================================================

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                      Nine Months Ended September 30, 1997
                                  (unaudited)

Investment Income
   Income:
      Dividends                                                                                    $ 7,885,237
      Interest                                                                                       1,732,921
--------------------------------------------------------------------------------------------------------------
         Total income                                                                                9,618,158
--------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                              929,102
      Administration and operations                                                                    361,243
      Directors' fees                                                                                  130,600
      Reports and stockholder communications                                                           132,237
      Transfer agent, registrar and custodian expenses                                                 126,684
      Auditing services                                                                                 41,921
      Legal services                                                                                    22,213
      Occupancy and other office expenses                                                               80,771
      Travel, telephone and postage                                                                     74,398
      Other                                                                                             98,619
--------------------------------------------------------------------------------------------------------------
         Total expenses                                                                              1,997,788
--------------------------------------------------------------------------------------------------------------
         Net Investment Income                                                                       7,620,370
--------------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                                                       17,045,869
   Change in unrealized appreciation on investments                                                 86,672,429
--------------------------------------------------------------------------------------------------------------
         Net Gain on Investments                                                                   103,718,298
--------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                                    $111,338,668
==============================================================================================================

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                            Nine Months            Year ended
                                                                               ended              December 31,
                                                                        September 30, 1997            1996
                                                                        ------------------        ------------
                                                                            (unaudited)
From Operations:
   Net investment income                                                     $ 7,620,370          $ 10,048,674
   Net realized gain on investments                                           17,045,869            17,410,824
   Change in unrealized appreciation on investments                           86,672,429            71,908,379
--------------------------------------------------------------------------------------------------------------
         Change in net assets resulting from operations                      111,338,668            99,367,877
--------------------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
   Net investment income                                                      (6,794,227)          (10,446,294)
   Net realized gain from investment transactions                             (1,045,266)          (16,815,986)
--------------------------------------------------------------------------------------------------------------
         Decrease in net assets from distributions                            (7,839,493)          (27,262,280)
--------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
   Value of common shares issued in payment of optional distributions                 -0-           11,078,422
--------------------------------------------------------------------------------------------------------------
         Total Increase in Net Assets                                        103,499,175            83,184,019
Net Assets:
   Beginning of period                                                       484,588,990           401,404,971
--------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of
      $826,143 and $0, respectively)                                        $588,088,165          $484,588,990
==============================================================================================================

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources  Corporation  (the  Corporation)  is registered  under the
Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Securities Transactions and Investment Income--Invest-ment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 1997 was $309,714,555, and net unrealized appreciation aggregated $278,485,927, of which the related gross unrealized appreciation and depreciation were $283,501,707 and $5,015,780, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 1997 were $57,942,241 and $58,475,101, respectively. Option transactions comprised an insignificant portion of operations during the period ended September 30, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK
The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the nine months ended September 30, 1997.

The Corporation has 3,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. At the beginning of 1997, 164,895 options were outstanding at exercise prices of $17.5200-$33.9375. During the nine months ended September 30, 1997, the Corporation granted options including stock appreciation rights for 3,094 shares of common stock with an exercise price of $32.3125; stock appreciation rights relating to 12,953 stock option shares were exercised at market prices of $36.50-$36.75 per share and the stock options relating to these rights, which had exercise prices between $17.5200-$23.0225 per share, were cancelled. In addition, stock options and stock appreciation rights relating to 4,767 shares, which had exercise prices of $26.8500-$33.8575, were cancelled during the nine months ended September 30, 1997. At September 30, 1997, there were outstanding exercisable options to purchase 30,592 common shares at $18.545-$26.850 per share and unexercisable options to purchase 119,677 common shares at $20.0250-$33.8575 per share. The total compensation expense for stock options and stock appreciation rights recognized for the nine months ended September 30, 1997 was $581,797. At September 30, 1997, there were 350,348 shares available for future option grants.

5. RETIREMENT PLANS
The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 1997 was $67,726, and consisted of service expense of $55,912, interest expense of $129,025, expected return on plan assets of $220,037, and a net amortization credit of $32,626.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate was 7.50%, the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $1,602,189. The fair value of the plan assets was $3,701,040 and the projected benefit obligation for service rendered to date was $2,327,498, which resulted in excess plan assets of $1,373,542. The remaining components of prepaid pension cost included $263,895 in unrecognized net gain, $220,486 in unrecognized prior service cost and $203,719 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at September 30, 1997 was $1,194,140.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES
The cumulative amount of accrued expenses at September 30, 1997 for employees and former employees of the Corporation was $1,834,669. Aggregate remuneration paid or accrued during the nine months ended September 30, 1997 to officers and directors amounted to $1,210,889.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.8% of the Corporation's common stock, amounted to $353,367 for the nine months ended September 30, 1997.

7. PORTFOLIO SECURITIES LOANED
The Corporation makes loans of securities to brokers, collateralized by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Corporation receives compensation for lending securities in the form of fees. The Corporation continues to receive dividends on the securities loaned. At September 30, 1997, the value of security loans outstanding was $3,686,000.

                              FINANCIAL HIGHLIGHTS

                                       Nine Months Ended
                                       -----------------

                                         (unaudited)                       Year Ended December 31
                                    Sept. 30,   Sept. 30,   --------------------------------------------------
                                       1997        1996      1996       1995       1994       1993      1992
                                       ----        ----      ----       ----       ----       ----      ----
Per Share Operating
Performance*
Net asset value, beginning of
   period                            $37.09      $31.51     $31.51     $26.84     $29.64     $27.66     $28.07
--------------------------------------------------------------------------------------------------------------
   Net investment income               0.58        0.62       0.79       0.86       0.94       0.92       1.06
   Net realized gains and change in
      unrealized appreciation and
      other changes                    7.94        3.70       6.93       5.90      (1.64)      3.30       0.81
--------------------------------------------------------------------------------------------------------------
Total from investment operations       8.52        4.32       7.72       6.76      (0.70)      4.22       1.87
Less distributions
   Dividends from net investment
      income
      To preferred shareholders         --          --         --         --         --       (0.12)     (0.28)
      To common shareholders          (0.52)      (0.56)     (0.82)     (0.87)     (0.92)     (0.82)     (0.77)
   Distributions from net realized
      gains
      To common shareholders          (0.08)      (0.04)     (1.32)     (1.22)     (1.18)     (1.30)     (1.23)
--------------------------------------------------------------------------------------------------------------
Total distributions                   (0.60)      (0.60)     (2.14)     (2.09)     (2.10)     (2.24)     (2.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $45.01      $35.23     $37.09     $31.51     $26.84     $29.64     $27.66
==============================================================================================================
Per share market price, end of
   period                            $40.125     $33.125    $34.75     $28.25     $25.25     $27.50     $25.25

Total Investment Return
   Based on market price              17.4%       19.6%      31.2%      20.5%      (0.7)%     17.4%       4.8%

Ratios/Supplemental Data
   Net assets applicable to common
      stock, end of period
      (in 000's)                    $588,088    $448,756   $484,589   $401,405   $332,279   $355,837   $320,241
   Ratio of expenses to average net
      assets                           0.52%+      0.66%+     0.63%      0.57%      0.42%      0.57%      0.52%
   Ratio of net investment income
      to average net assets            1.98%+      2.48%+     2.31%      2.89%      3.19%      2.61%      2.79%
   Portfolio turnover                 15.82%+     13.50%+    15.50%     15.86%     10.95%     10.16%     15.06%
   Average brokerage commission rate  $0.06       $0.06      $0.06        --         --         --        --
Number of shares outstanding at
   end of period (in 000's)           13,066      12,739     13,066      12,739    12,380     12,007     11,580

---------------------------------------------------------------------------------------------------------------

* Selected data for each share of common stock outstanding throughout each period.
+ Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

                               September 30, 1997
                                  (unaudited)

                                             Prin. Amt.
                                             or Shares           Value (A)
                                             ---------           ---------
Stocks And Convertible Securities--96.3%
   Energy--80.2%
     Internationals -- 23.4%
       British Petroleum plc ADR              177,916          $ 16,156,997
       Chevron Corp.                          110,000             9,136,875
       Exxon Corp.                            330,000            21,140,625
       Mobil Corp.                            240,000            17,760,000
       Royal Dutch Petroleum Co.              868,000            48,174,001
       "Shell" Transport and Trading
         Co., plc ADR                         240,000            10,680,000
       Texaco Inc.                            100,000             6,143,750
       TOTAL S.A. ADR                         150,000             8,596,875
--------------------------------------------------------------------------------
                                                                137,789,123
--------------------------------------------------------------------------------
     Domestics--12.9%
       Amerada Hess Corp.                      65,000             4,009,687
       Amoco Corp.                             50,000             4,818,750
       Ashland Inc.                           115,950             6,304,781
       Atlantic Richfield Co.                  90,000             7,689,375
       Kerr McGee Corp.                        94,100             6,475,256
       Murphy Oil Corp.                       100,000             5,712,500
       Pennzoil Co. 6.50% Conv.
         Exch. Sr. Debs. due 2003          $2,000,000             3,950,000
       Phillips Petroleum Co.                 120,000             6,195,000
       Tesoro Petroleum Corp. (C)             300,000             5,418,750
       Tosco Corp.                            175,000             6,092,187
       Ultramar Diamond Shamrock Corp.        125,000             4,039,063
       Unocal Capital Trust $3.125
         Conv. Pfd.                            72,540             4,424,940
       Unocal Corp.                           150,000             6,487,500
       Valero Energy Corp.                    125,000             4,101,563
--------------------------------------------------------------------------------
                                                                 75,719,352
--------------------------------------------------------------------------------
     Producers--14.1%
       Anadarko Petroleum Corp.                90,000             6,463,125
       Apache Corp. 6.00% Conv. Sub.
         Debs. due 2002 (B)                $3,000,000             4,230,000
       Barrett Resources Corp. (C)            125,000             4,867,187
       Devon Energy Corp.                     164,900             7,255,600
       Enron Oil & Gas Co.                    190,000             4,227,500
       Louisiana Land & Expl. Co.              70,000             5,481,875
       Monterey Resources Inc.                250,000             5,250,000
       Noble Affiliates Inc.                   91,855             4,110,511
       Occidental Petroleum Corp.
         $3.00 Conv. Exch. Pfd.                30,000             2,910,000
       Occidental Petroleum Corp.             175,000             4,539,063
       Ocean Energy Inc. (C)                  120,000             8,280,000
       Oryx Energy Co. 7.50% Conv.
         Sub. Debs. due 2014               $1,500,000             1,503,750
       Oryx Energy Co. (C)                     85,000             2,162,187
       Seagull Energy Corp. (C)               230,000             5,865,000
       Union Pacific Resources
         Group, Inc.                          225,816             5,913,557
       United Meridian Corp. (C)              123,500             4,538,625
       Vastar Resources, Inc.                 125,000             5,226,563
--------------------------------------------------------------------------------
                                                                 82,824,543
--------------------------------------------------------------------------------

     Distributors--14.4%
       AGLResources, Inc.                     200,000             3,787,500
       Atmos Energy Group                     200,000             4,975,000
       Coastal Corp.                          110,000             6,737,500
       El Paso Natural Gas Co.                 50,000             3,028,125
       Energen Corp.                          175,000             6,223,437


                                             Prin. Amt.
                                             or Shares           Value (A)
                                             ---------           ---------

       Enron Corp. 6.25% Exch Notes
         due 1998                             175,000         $   3,926,563
       Enron Corp. $12.28 Conv.
         Pfd. Ser. J                           25,000            13,138,125
       Equitable Resources Inc.               100,000             3,150,000
       KN Energy, Inc.                        150,000             6,862,500
       LG&E Energy Corp.                      150,000             3,328,125
       MCN Corp.                              190,000             6,080,000
       National Fuel Gas Co.                  100,000             4,400,000
       New Jersey Resources, Inc.             185,000             5,989,375
       Questar Corp.                          134,000             5,435,375
       Washington Gas Light Co.               100,000             2,562,500
       Western Gas Resources Inc.             235,000             5,096,563
--------------------------------------------------------------------------------
                                                                 84,720,688
--------------------------------------------------------------------------------
     Services--15.4%
       BJ Services Co. (C)                    100,000             7,425,000
       Camco International Inc.               130,000             9,067,500
       Diamond Offshore Drilling, Inc. (C)     96,800             5,342,150
       ENSCO International, Inc. (C)          200,000             7,887,500
       Halliburton Co.                        140,000             7,280,000
       Loews Corp.
         3.125% Exch. Sub. Debs.
         due 2007                          $1,500,000             1,569,375
       Santa Fe International Corp. (C)        90,000             4,185,000
       Schlumberger Ltd.                      172,200            14,497,088
       SEACOR Smit, Inc. (C)                   90,000             5,580,000
       Tidewater, Inc.                         90,000             5,332,500
       Transocean Offshore Inc.               230,000            11,025,625
       Weatherford/Enterra Inc. (C)           120,000             6,397,500
       Western Atlas Inc. (C)                  59,000             5,192,000
--------------------------------------------------------------------------------
                                                                 90,781,238
--------------------------------------------------------------------------------
   Basic Industries--16.1%
     Basic Materials--4.9%
       Calgon Carbon Corp.                    184,800             2,413,950
       du Pont (E.I.) de Nemours & Co.         80,000             4,925,000
       Freeport-McMoRan Copper &
         Gold Inc.                            127,603             3,525,033
       Inco Ltd. 5.75% Conv. Debs.
         due 2004                          $3,000,000             3,240,000
       Medusa Corp.                           100,000             4,762,500
       Olin Corp.                             140,000             6,553,750
       United Water Resources Inc.            186,000             3,464,250
--------------------------------------------------------------------------------
                                                                 28,884,483
--------------------------------------------------------------------------------
     Capital Goods & Other--6.9%
       Caterpillar Inc.                       100,000             5,393,750
       Deere & Co.                            110,000             5,912,500
       Dover Corp.                            100,200             6,801,075
       General Electric Co.                   200,000            13,612,500
       Jacobs Engineering Group,
         Inc. (C)                             150,000             4,593,750
       Quaker State Corp.                     250,000             4,265,625
--------------------------------------------------------------------------------
                                                                 40,579,200
--------------------------------------------------------------------------------
     Paper and Forest Products--4.3%
       Boise Cascade Corp.                    130,000             5,468,125
       Consolidated Papers, Inc.               65,000             3,607,500
       Kimberly-Clark Corp.                   130,000             6,361,875
       Mead Corp.                              70,000             5,057,500
       Temple-Inland, Inc.                     75,000             4,800,000
--------------------------------------------------------------------------------
                                                                 25,295,000
--------------------------------------------------------------------------------
   Total Stocks And Convertible
     Securities
      (Cost $288,223,107) (D)                                   566,593,627
--------------------------------------------------------------------------------

                               September 30, 1997
                                  (unaudited)

                                             Prin. Amt.          Value (A)
                                             ----------          ---------
Short-Term Investments--3.6%
   U.S. Government Obligations --0.8%
      U.S. Treasury Bills
         5.12%, due 11/28/97                 $5,000,000        $  4,958,770
--------------------------------------------------------------------------------
   Certificates Of Deposit --0.8%
      Mercantile Safe Deposit & Trust Co.,
         5.75%, due 10/2/97                   5,000,000           5,000,000
--------------------------------------------------------------------------------
   Commercial Paper -- 2.0%
      Chevron Oil Finance Co.,
         5.51%, due 10/9/97                   2,510,000           2,506,927
      Ford Motor Credit Corp.,
         5.51-5.53%,
         due 10/9/97-10/23/97                 4,180,000           4,172,339


                                             Prin. Amt.          Value (A)
                                             ----------          ---------

      General Electric Capital Corp.,
         5.52%, due 10/16/97                 $4,788,000        $  4,776,988
--------------------------------------------------------------------------------
                                                                 11,456,254
--------------------------------------------------------------------------------
Total Short-Term Investments
    (Cost $21,415,024)                                           21,415,024
--------------------------------------------------------------------------------
Total Investments
   (Cost $309,638,131)                                          588,008,651
   Cash, receivables and other
      assets, less liabilities                                       79,514
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                            $588,088,165
================================================================================

Notes:

(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted security (Apache Corp. 6.00% Conv. Sub. Debs. due 2002 acquired 12/6/94, cost $3,000,000).
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at September 30, 1997 covering open call option contracts written was $3,645,625. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $2,833,750.



                        HISTORICAL FINANCIAL STATISTICS


                                         Value of                                                   Per Common Share
                                        Net Assets                             Net          ------------------------------
                                        Applicable                            Asset          Dividends       Distributions
                                            to             Common           Value per        from Net          from Net
                                          Common           Shares            Common         Investment         Realized
 Dec. 31                                   Stock         Outstanding          Share           Income             Gains
 -------                                ----------       -----------        ---------       ----------       -------------
 1986                                 $246,071,990        8,979,978          $27.40            $1.45             $2.89
 1987                                  234,062,235        9,636,306           24.29             1.67              2.31
 1988                                  248,370,688        9,997,584           24.84              .92              1.20
 1989                                  322,866,019       10,384,600           31.09             1.20              1.20
 1990                                  308,599,851       10,793,289           28.59             1.10              1.25
 1991                                  314,024,187       11,185,572           28.07              .92              1.23
 1992                                  320,241,282       11,579,503           27.66              .77              1.23
 1993                                  355,836,592       12,006,671           29.64              .82              1.30
 1994                                  332,279,398       12,380,300           26.84              .92              1.18
 1995                                  401,404,971       12,739,383           31.51              .87              1.22
 1996                                  484,588,990       13,065,819           37.09              .82              1.32
 September 30, 1997 (unaudited)        588,088,165       13,065,819           45.01              .52               .08

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

                During the Three Months Ended September 30, 1997
                                  (unaudited)



                                                                        Shares or Principal Amount
                                                             ------------------------------------------------
                                                                                                    Held
                                                             Additions       Reductions        Sept. 30, 1997
                                                             ---------       ----------        --------------
 Boise Cascade Corp.                                           130,000                               130,000
 Caterpillar Inc.                                               50,000(1)                            100,000
 Diamond Offshore Drilling, Inc.                                48,400(1)                             96,800
 Energen Corp.                                                 110,500                               175,000
 El Paso Natural Gas Co.                                        50,000                                50,000
 ENSCO International, Inc.                                     110,000(1)        20,000              200,000
 Halliburton Co.                                                70,000(1)                            140,000
 Kerr McGee Corp.                                               94,100                                94,100
 Loews Corp. 3.125% Exch. Sub. Debs. due 2007               $1,500,000                            $1,500,000
 Ocean Energy Inc.                                              40,000                               120,000
 Shell Transport & Trading Co., plc ADR                        160,000(1)                            240,000
 Schlumberger Ltd.                                              96,100(1)        20,000              172,200
 Texaco Inc.                                                    50,000(1)                            100,000
 Transocean Offshore Inc.                                      115,000(1)        10,000              230,000
 United Water Resources Inc.                                    63,900                               186,000
 Valero Energy Corp.                                            69,500                               125,000
 British Petroleum plc ADR                                                       10,000              177,916
 du Pont (E.I.) de Nemours & Co.                                                 20,000               80,000
 Enron Global Power & Pipelines L.L.C.                                          125,000                 --
 Southwestern Energy Co.                                                        200,000                 --
 Western Atlas Inc.                                                              10,000               59,000

-------------
(1) By stock split.


                          -----------------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                         The Corporate Office Address:
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
        The Corporate Office Telephone: (410) 752-5900 or (800) 638-2479
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                            101 Barclay Street, 11E
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                       Counsel: Chadbourne & Parke L.L.P.
               Independent Accountants: Coopers & Lybrand L.L.P.


     This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.

                          DIVIDEND PAYMENT SCHEDULE &
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


The Corporation presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gains distribution to the extent possible.

(2) Full shares of stock for the capital gains distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gains distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Petroleum stock have two additional ways to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Petroleum common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $50.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participant's "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                              Dividend Reinvestment
                                 P.O. Box 11258
                              Church Street Station
                               New York, NY 10277

10